UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2014

MINES MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Idaho	001-32074	91-0538859
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

905 W. Riverside Avenue, Suite 311 Spokane, Washington	99201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  509-838-6050

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.         Submission of Matters to a Vote of Security Holders.

On June 12, 2014, Mines Management, Inc. (the “Company”) held an annual meeting of shareholders (the “Annual Meeting”) for consideration of the following proposals:

•                  Proposal 1 — The Director Election Proposal:  to elect two Class III directors, Glenn M. Dobbs and Roy G. Franklin, whose respective terms were scheduled to expire at the Annual Meeting, each for a term expiring at the 2017 annual meeting of shareholders;

•                  Proposal 2 — The Auditor Appointment Proposal:  to ratify the appointment of the Company’s independent registered public accounting firm, Tanner LLC, for the fiscal year ending December 31, 2014;

•                  Proposal 3 — Named Executive Officer Compensation Proposal:  to approve, on an advisory basis, the compensation of the Company’s named executive officers; and

•                  Proposal 4 — Frequency of the Advisory Vote on Named Executive Officer Compensation Proposal:  to approve, on an advisory basis, the frequency of the advisory stockholder vote on the compensation of the Company’s named executive officers.

Each of the foregoing proposals is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 30, 2014.

As of the record date, April 24, 2014, there were 29,161,448 shares of the Company’s common stock outstanding.  At the Annual Meeting, there were present in person or by proxy 17,068,555 shares of the Company’s common stock, representing approximately 58.5% of the Company’s total outstanding common stock.  The results for each proposal submitted to a vote of shareholders at the Annual Meeting are as follows:

Proposal		Votes For	Votes Against or Withheld	Abstention	Broker Non-Vote
1.	Proposal 1 — The Director Election Proposal
	Glenn M. Dobbs	5,801,368	163,962	N/A	11,103,225
	Roy G. Franklin	5,805,399	159,931	N/A	11,103,225

2.	Proposal 2 — The Auditor Appointment Proposal	16,356,438	570,259	141,858	N/A

3.	Proposal 3 —Named Executive Officer Compensation Proposal	5,663,775	211,968	89,587	11,103,225

		I Year	2 Years	3 Years	Abstention
4.	Proposal 4 — Frequency of the Advisory Vote on Named Executive Officer Compensation Proposal	2,081,504	87,185	3,693,612	103,029

Based on the above voting results, (i) the director nominees, Glenn M. Dobbs and Roy G. Franklin, were elected as Class III directors, each for a term expiring at the 2017 annual meeting of shareholders, (ii) Tanner, LLC was ratified as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2014, (iii) the Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, and (iv) the Company’s shareholders approved, on an advisory basis, that the advisory shareholder vote on the compensation of the Company’s named executive officers should be conducted every three years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2014
MINES MANAGEMENT, INC.

	By:	/s/ Glenn M. Dobbs
Glenn M. Dobbs
Chief Executive Officer